UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2017
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
The Goldfield Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated October 25, 2017 (filed with the Securities and Exchange Commission on October 25, 2017) solely for the purpose of including under Item 9.01 of Form 8-K and as Exhibit 99.1 to the Form 8-K the Company’s revised press release regarding the date of its third quarter earnings conference call and webcast. This Amendment No. 1 does not otherwise revise the Form 8-K in any way.

Item 7.01	Regulation FD Disclosure.
On October 25, 2017, the Company issued a press release announcing the Company will host a conference call and webcast to discuss results for the three and nine months ended September 30, 2017. Any related presentation materials (including any financial and other statistical information and any information required under Regulation G contained in the presentation) will be available before the conference call in the Investor Relations section of the Company’s website at http://www.goldfieldcorp.com.
A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The Company intends to post and archive the content of the conference call on the Company’s website at http://thegoldfieldcorp.equisolvewebcast.com/q3-2017 or through the Investor Relations section of the Company’s website for six months.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1.	Press release, dated October 25, 2017, announcing The Goldfield Corporation’s conference call and webcast to discuss results for the three and nine months ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2017

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary